                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                              --------------

                                 FORM 8K

                             CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) SEPTEMBER 3, 1998




                         20th Century Industries
-------------------------------------------------------------------------------

                            ----------------
             (Exact name of registrant as specified in charter)



California                       0-6964         95-1935264
-------------------------------------------------------------------------------
                             ---------------
(State or Other Jurisdiction   (Commission          (IRS Employer
of Incorporation               File Number)      Identification Number)


6301 Owensmouth Avenue, Suite 700, Woodland Hills, California 91367
-------------------------------------------------------------------------------
                             ---------------
(Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number including area code   (818) 704-3700
                                                   ----------------

                             Not Applicable
-------------------------------------------------------------------------------
                             ---------------
        (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

      At the September 3, 1998 meeting of the board of directors (the
"Board") of 20th Century Industries, a California corporation (the "Corporation"), American International Group, Inc., a Delaware corporation (together with its subsidiaries "AIG"), the beneficial owner of more than 50% of the outstanding voting securities of the Corporation, agreed with members of the Board who are not affiliated with AIG to reconstitute the Board with the following existing directors not affiliated with AIG: William H. Braddock, R. Scott Foster, John B. De Nault, III, Gregory M. Shepard and Arthur H. Voss; William L. Mellick, Chief Executive Officer and President of the Corporation; and the following persons proposed by AIG: Maurice R. Greenberg, Robert M. Sandler, William N. Dooley, Howard I. Smith, Roxani M. Gillespie, James P. Miscoll and Florence Davis. Through a series of steps designed to effectuate this transition, Rachford Harris and John B. De Nault resigned from the Board; the size of the Board was increased to thirteen directors; Maurice R. Greenberg, Roxani M. Gillespie, James P. Miscoll,
Robert M. Sandler, Howard I. Smith and Florence Davis were appointed to the Board; and Maurice R. Greenberg was elected Chairman of the Board.

      AIG also converted all remaining outstanding shares of Series A Convertible Preferred Stock, par value $1 per share, of the Corporation. In addition, AIG delivered a statement, attached hereto as an exhibit, reaffirming, among other things, AIG's support for the Corporation's strategy and business plan.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)  Financial Statements of Business Acquired. Not Applicable.

        (b)  Pro Forma Financial Information. Not Applicable

        (c)  EXHIBITS

             99.1  Press Release, dated September 3, 1998.

             99.2  Statement of AIG with respect to the Corporation.

                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       20th Century Industries
                                       (Registrant)


                                       By:  /s/ William L. Mellick
                                           -------------------------
                                            William L. Mellick
                                            President and CEO

Date: September 4, 1998